Certification
                Pursuant to Section 906 of the Sarbanes-Oxley Act
         of 2002 (Subsections (a) and (b) of Section 1350, Chapter 63 of
                          Title 18, United States Code)

         Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Maxcor Financial Group Inc., a Delaware corporation (the "Company"), does hereby certify to the best of such officer's knowledge, that:

         1. The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.



Dated:  November 14, 2002              /s/  GILBERT D. SCHARF
                                       -----------------------------------------
                                       Gilbert D. Scharf
                                       Chief Executive Officer


Dated:  November 14, 2002              /s/  STEVEN R. VIGLIOTTI
                                       -----------------------------------------
                                       Steven R. Vigliotti
                                       Chief Financial Officer


         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Form 10-Q.

                               Page 5 of 5 Pages